Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

(Amendment No. )

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Franklin Universal Trust

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FRANKLIN UNIVERSAL TRUST

IMPORTANT SHAREHOLDER INFORMATION

We have enclosed important information about the Annual Shareholders’ Meeting (the “Meeting”) of Franklin Universal Trust (the “Fund”) scheduled for Thursday, March 7, 2024, at 1:00 p.m., Eastern time. These materials discuss the proposal to be voted on at the Meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to the Fund. If you complete, sign and return the proxy card, we’ll vote it as you indicated. If you simply sign, date and return the proxy card, but do not specify a vote on the proposal listed thereon, your proxy will be voted FOR the election of the Class III nominees to the position of Trustee (the “Proposal”).

We urge you to spend a few minutes reviewing the Proposal in the proxy statement. Then, please fill out and sign the proxy card and return it to us in the enclosed postage-paid envelope so that we know how you would like to vote. When shareholders return their proxy cards promptly, the Fund may be able to save money by not having to conduct additional mailings. Returning your proxy card does not preclude you from attending the Meeting or later changing your vote prior to it being cast.

We are urging all shareholders to take advantage of voting by mail, Internet or telephone (separate instructions are listed on the enclosed proxy card to vote by telephone or through the Internet).  Additionally, while we anticipate that the Meeting will occur as planned on March 7, 2024, there is a possibility that the Meeting may be postponed or the location or approach may need to be changed, including the possibility of holding a virtual meeting for the health and safety of all Meeting participants. Should this occur, we will notify you by issuing a press release and filing an announcement with the Securities and Exchange Commission as definitive additional soliciting material. If you plan to attend the Meeting in person, please note that we will be holding the Meeting in accordance with any recommended and required social distancing and safety guidelines, as applicable.

We welcome your comments. If you have any questions, please call Fund Information at (800) DIAL BEN/342-5236.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

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FUT 2024 Proxy Statement

FRANKLIN UNIVERSAL TRUST

NOTICE OF 2024 ANNUAL SHAREHOLDERS’ MEETING

The Annual Shareholders’ Meeting (the “Meeting”) of Franklin Universal Trust (the “Fund”) will be held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, on Thursday, March 7, 2024, at 1:00 p.m., Eastern time.

During the Meeting, shareholders of the Fund will vote on the following Proposal:

1.      To elect three Class III nominees, Terrence J. Checki, Mary C. Choksi and Larry D. Thompson, to the position of Trustee for the terms specified.

In addition, shareholders will vote on any other matters as may properly come before the Meeting. The Board of Trustees has fixed January 12, 2024 as the record date for the determination of shareholders entitled to vote at the Meeting.

                                                                  By Order of the Board of Trustees,

                                                                  Marc De Oliveira

                                                Vice President & Assistant Secretary

Dated: February 6, 2024

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDERS’ MEETING TO BE HELD ON MARCH 7, 2024.

The Fund’s Notice of 2024 Annual Shareholders’ Meeting, Proxy Statement, and form of proxy are available on the Internet at https://vote.proxyonline.com/franklin/docs/fut2024.pdf.  The form of Proxy on the internet site cannot be used to cast your vote.

Please sign and promptly return your proxy card in the self-addressed envelope regardless of the number of shares you own.

FUT 2024 Proxy Statement

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FUT 2024 Proxy Statement

FRANKLIN UNIVERSAL TRUST

PROXY STATEMENT

♦   INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Trustees of Franklin Universal Trust (the “Fund”), in connection with the Fund’s Annual  Shareholders’ Meeting (the “Meeting”), has requested your vote.

Who is eligible to vote?

Shareholders of record at the close of business on January 12, 2024, are entitled to be present and to vote at the Meeting or any adjournment of the Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on the matter, the election of the nominees to the position of Trustee (the “Proposal”), presented at the Meeting. The Notice of Meeting, the proxy statement, and the proxy card were first mailed to shareholders of record on or about February 6, 2024.

On what issue am I being asked to vote?

You are being asked to vote on the following Proposal:

•         To elect three Class III nominees to the Board of Trustees of the Fund.

In addition, shareholders will vote on any other matters as may properly come before the Meeting.

How do the Fund’s Trustees recommend that I vote?

The Trustees unanimously recommend that you vote FOR the election of all Class III Trustee nominees.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but don’t specify a vote on the Proposal, your shares will be voted FOR the election of the Class III nominees for the Board.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund, which must be received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in-person.

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What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

♦   THE PROPOSAL: ELECTION OF CLASS III TRUSTEES

How are nominees selected?

The Board has a Nominating Committee comprised of Harris J. Ashton, Terrence J. Checki, Mary C. Choksi, Edith E. Holiday, J. Michael Luttig, Larry D. Thompson and Valerie M. Williams. None of the members of the Nominating Committee is an “interested person” of the Fund, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Trustees who are not interested persons of the Fund are referred to as the “Independent Trustees,” and Trustees who are interested persons of the Fund are referred to as the “Interested Trustees.”

The Nominating Committee is responsible for selecting candidates to serve as Trustees for the Fund and recommending such candidates: (a) for selection and nomination as Independent Trustees by the incumbent Independent Trustees and the full Board; and (b) for selection and nomination as Interested Trustees by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Trustee: (1) that such candidate be independent from relationships with the Fund’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton/Legg Mason fund complex or a closed-end business development company primarily investing in non-public entities. The Nominating Committee has not adopted any specific policy on the issue of diversity but will take this into account, among other factors, in its consideration of new candidates for the Board.

When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Trustees, including any recommendations by “Qualifying Fund Shareholders” (as defined below).  Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Trustee, including as an Independent Trustee, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the twenty-four (24) month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the Qualifying Fund Shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Trustee of the Fund if so nominated and elected/appointed.

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The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter is attached hereto as “Appendix A.”

What is the background of the Fund’s Class III Nominees?

The Fund’s Class III nominees are Terrence J. Checki, Mary C. Choksi and Larry D. Thompson. As described more fully below, these nominees have significant experience managing investment vehicles. The Fund’s Class III nominees all are also on the Boards of other open-end and closed-end Franklin Templeton funds.

Each nominee is currently available and has consented to serve as Trustee of the Fund if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.

In addition to personal qualities, such as integrity, in considering candidates for the Board, the Nominating Committee seeks to find persons of good reputation whose experience and background evidence that such person has the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to the fulfillment of a Trustee’s duties and fiduciary obligations. Information on the business activities of the nominees and other Trustees during the past five years and beyond appears below and it is believed that the specific background of each Trustee evidences such ability and it is appropriate for him or her to serve on the Board. As indicated in the table below, Terrence J. Checki has served as a senior executive of a Federal Reserve Bank and has vast experience evaluating economic forces and their impact on markets, including emerging markets; Mary C. Choksi has an extensive background in asset management, including founding an investment management firm; and Larry D. Thompson has a legal background, including high level legal positions with departments of the U.S. government.

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What is other background information about the Board?

Interested Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. (“Resources”) and its affiliates. Resources is a publicly-traded holding company with common shares listed on the New York Stock Exchange (NYSE: BEN). As of December 31, 2023, Rupert H. Johnson beneficially owned approximately 104,200,963 (approximately 21%) of the common shares of Resources. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership. Resources, a global investment management organization operating as Franklin Templeton, is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Rupert H. Johnson, Jr., a Trustee of the Fund, is the uncle of Gregory E. Johnson, Chairman, Senior Vice President and Trustee of the Fund.  There are no other family relationships among the Trustees or nominees for Trustees.

Listed below, for each nominee and Board member, is his or her name, year of birth and address, as well as position and length of service with the Fund, a brief description of recent professional experience, the number of portfolios in the Franklin Templeton fund complex that he or she oversees, and other directorships held.

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Class III Nominees for Independent Trustee to serve until the 2027 Annual Shareholders’ Meeting

Terrence J. Checki (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2018	118	Hess Corporation (exploration of oil and gas) (2014-present).

Principal Occupation During at Least the Past 5 Years:

Member of the Council on Foreign Relations (1996-present); Member of the National Committee on U.S.-China Relations (1999-present); member of the board of trustees of the Economic Club of New York (2013-present); member of the board of trustees of the Foreign Policy Association (2005-present); member of the board of directors of Council of the Americas (2007-present) and the Tallberg Foundation (2018-present); and formerly, Executive Vice President of the Federal Reserve Bank of New York and Head of its Emerging Markets and Internal Affairs Group and Member of Management Committee (1995-2014); and Visiting Fellow at the Council on Foreign Relations (2014).

Mary C. Choksi (1950) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2014	118

Omnicom Group Inc. (advertising and marketing communications services) (2011-present) and White Mountains Insurance Group, Ltd. (holding company) (2017-present); and formerly, Avis Budget Group Inc. (car rental) (2007-2020).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Founder and Senior Advisor, Strategic Investment Group (investment management group) (2015-2017); Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment Officer, World Bank Group (international financial institution) (1977-1987).

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	118

Graham Holdings Company (education and media organization) (2011-2021); The Southern Company (energy company) (2014-2020; previously 2010-2012) and Cbeyond, Inc. (business communications provider) (2010-2012).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; Counsel, Finch McCranie, LLP (law firm) (2015-present); John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present; previously 2011-2012); and formerly, Independent Compliance Monitor and Auditor, Volkswagen AG (manufacturer of automobiles and commercial vehicles) (2017-2020); Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

Class I Independent Trustees serving until 2025 Annual Shareholders’ Meeting

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	118	Boeing Capital Corporation (aircraft financing) (2006-2010).

Principal Occupation During at Least the Past 5 Years:

Counselor and Special Advisor to the CEO and Board of Directors of The Coca-Cola Company (beverage company) (2021-present); and formerly, Counselor and Senior Advisor to the Chairman, CEO, and Board of Directors, of The Boeing Company (aerospace company), and member of the Executive Council (2019-2020); Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (2006-2019); and Federal Appeals Court Judge, United States Court of Appeals for the Fourth Circuit (1991-2006).

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Valerie M. Williams (1956) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2021	109

Omnicom Group, Inc. (advertising and marketing communications services) (2016-present), DTE Energy Co. (gas and electric utility) (2018-present), Devon Energy Corporation (exploration and production of oil and gas) (2021-present); and formerly, WPX Energy, Inc. (exploration and production of oil and gas) (2018-2021).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Regional Assurance Managing Partner, Ernst & Young LLP (public accounting) (2005-2016) and various roles of increasing responsibility at Ernst & Young (1981-2005).

Class I Interested Trustee serving until 2025 Annual Shareholders’ Meeting

Gregory E. Johnson** (1961) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board and Trustee	Chairman of the Board since January 2023 and Trustee since 2013	128	None

Principal Occupation During at Least the Past 5 Years:

Executive Chairman, Chairman of the Board and Director, Resources; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Resources and of certain funds in the Franklin Templeton/Legg Mason fund complex; Vice Chairman, Investment Company Institute; and formerly, Chief Executive Officer (2013-2020) and President (1994-2015) Resources.

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Class II Independent Trustees serving until 2026 Annual Shareholders’ Meeting

Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906

Trustee

	Since 1998	118	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2004 and Lead Independent Trustee since 2019	118

Hess Corporation (exploration of oil and gas) (1993-present), Santander Consumer USA Holdings, Inc. (consumer finance) (2016-present); Santander Holdings USA (holding company) (2019-present); and formerly, Canadian National Railway (railroad) (2001-2021), White Mountains Insurance Group, Ltd. (holding company) (2004-2021), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999-2015) and H.J. Heinz Company (processed foods and allied products) (1994-2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Class II Interested Trustee serving until 2026 Annual Shareholders’ Meeting

Rupert H. Johnson, Jr.*** (1940) One Franklin Parkway San Mateo, CA 94403-1906

Trustee

	Since 1991	118	None

Principal Occupation During at Least the Past 5 Years:

Director (Vice Chairman), Resources; Director, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Resources and of certain funds in the Franklin Templeton/Legg Mason fund complex.

*              We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton/Legg Mason fund complex. These portfolios have a common investment manager or affiliated investment managers.

**            Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor.

***          Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director and a major shareholder of Resources, which is the parent company of the Fund's investment manager and distributor.

Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this proxy statement. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the SEC require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Mary C. Choksi as its audit committee financial expert. The Board believes that Ms. Choksi qualifies as such an expert in view of her extensive business background and experience. She served as a director of Avis Budget Group, Inc. (2007 to 2020) and formerly, Founder and Senior Advisor, Strategic Investment Group (1987 to 2017). Ms. Choksi has been a Member of the Fund’s Audit Committee since 2014. As a result of such background and experience, the Board believes that Ms. Choksi has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Choksi is an independent Board member as that term is defined under the relevant SEC Rules and Releases.

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The following tables provide the estimated dollar range of equity securities of the Fund and of all funds beneficially owned by the Trustees in the Franklin Templeton fund complex estimated as of December 31, 2023.

Independent Trustees:

Name of Board Member

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	$1 - $10,000	Over $100,000
Terrence J. Checki	None	Over $100,000
Mary C. Choksi	None	Over $100,000
Edith E. Holiday	None	Over $100,000
J. Michael Luttig	$1 - $10,000	Over $100,000
Larry D. Thompson	$10,001 - $50,000	Over $100,000
Valerie M. Williams	None	$50,001 - $100,000

Interested Trustees:

Name of Board Member

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Gregory E. Johnson	None	Over $100,000
Rupert H. Johnson, Jr.	$1 - $10,000	Over $100,000

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member’s fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

How often do the Trustees meet and what are they paid?

The role of the Trustees is to provide general oversight of the Fund’s business, and to ensure that the Fund is operated for the benefit of all shareholders. The Trustees anticipate meeting at least eight times during the current fiscal year to review the operations of the Fund and the Fund’s investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund’s investment manager (the “Investment Manager”), and various other service providers.

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The Fund’s Independent Trustees serve as independent directors/trustees of a number of investment companies in the Franklin Templeton complex, for which each Independent Trustee currently is paid a $304,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled board meeting, a portion of which fees are allocated to the Fund. To the extent held, compensation may also be paid for attendance at specially held Board meetings. The Fund’s Lead Independent Trustee is paid an annual supplemental retainer of $40,000 for services to such investment companies, a portion of which is allocated to the Fund. Trustees who serve on the Audit Committee of the Fund and such other funds are paid a $10,000 annual retainer fee, together with a $3,000 fee per Committee meeting in which they participate, a portion of which is allocated to the Fund. Terrence J. Checki, who serves as chairman of the Audit Committee of the Fund and such other funds, receives a fee of $50,000 per year in lieu of the Audit Committee member retainer fee, a portion of which is allocated to the Fund. Independent Trustees are also reimbursed for expenses incurred in connection with attending meetings.

During the fiscal year ended August 31, 2023, there were eight regular meetings and one special meeting of the Board, 10 meetings of the Audit Committee including two joint meetings, and one meeting of the Nominating Committee. Each of the Trustees who currently serve on the Board attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Trustee served during the fiscal year ended August 31, 2023.

The Fund does not currently have a formal policy regarding Trustees’ attendance at the Annual Shareholders’ Meeting. None of the Trustees attended the Fund’s last Annual Shareholders’ Meeting held on March 9, 2023.

Certain Interested Trustees and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in the management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

The table below indicates the total fees paid to the Independent Trustees by the Fund individually and by all of the funds in Franklin Templeton. These Trustees also serve or have served as directors or trustees of other funds in Franklin Templeton, many of which hold meetings at different dates and times. The Trustees and the Fund’s management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can bring their experience and talents to, and effectively oversee the management of, several funds.

Name of Trustee	Aggregate Compensation From the Fund(1)	Total Compensation from Franklin Templeton Fund Complex(2)	Number of Boards within Franklin Templeton Fund Complex on which Director Serves(3)
Harris J. Ashton	$257	$650,849	35
Terrence J. Checki	$309	$759,849	35
Mary C. Choksi	$281	$695,225	35
Edith E. Holiday	$309	$782,097	35
J. Michael Luttig	$279	$710,097	35
Larry D. Thompson	$281	$692,097	35
Valerie M. Williams	$257	$686,000	27

(1)   Compensation received for the fiscal year ended August 31, 2023.

(2)   Compensation received for the calendar year ended December 31, 2023.

(3)   We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible.

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below, for each Executive Officer, are his or her name, year of birth, address, a brief description of his or her professional experience for the past 5 years, and his or her position and length of service with the Fund:

Name, Year of Birth and Address	Position	Length of Time Served

Gregory E. Johnson	Chairman of the Board, Senior Vice President and Trustee	Chairman of the Board and Senior Vice President since January 2023 and Trustee since 2013
Please refer to the table “Class I Interested Trustee serving until 2025 Annual Shareholders’ Meeting” for additional information about Mr. Gregory E. Johnson

Ted P. Becker (1951) 280 Park Avenue New York, NY 10017	Chief Compliance Officer	Since June 2023

Principal Occupation During at Least the Past 5 Years:

Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of Franklin Templeton Fund Adviser, LLC (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason (2006-2020); Managing Director of Compliance of Legg Mason & Co. (2005-2020).

Sonal Desai, Ph.D. (1963) One Franklin Parkway San Mateo, CA 94403-1906	President	Since 2018

Principal Occupation During at Least the Past 5 Years:

Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Susan Kerr (1949) 280 Park Avenue New York, NY 10017	Vice President - AML Compliance	Since 2021

Principal Occupation During at Least the Past 5 Years:

Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Christopher Kings (1974) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since January 2024
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Vice President since 2015 and Secretary since June 2023
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Jeffrey W. White (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since January 2024

Principal Occupation During at Least the Past 5 Years:

Chief Financial Officer, Chief Accounting Officer & Treasurer and officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Director and Assistant Treasurer roles within Global Fund Tax and Fund Administration and Financial Reporting (2017-2023).

Note:  Officer information is current as of the date of this proxy statement. It is possible that after this date, information about officers may change.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE CLASS III NOMINEES LISTED IN THE PROPOSAL.

 ♦ ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager. The Investment Manager is Franklin Advisers, Inc., a California corporation, whose principal address is One Franklin Parkway, San Mateo, CA 94403. The Investment Manager is a wholly-owned subsidiary of Resources.

The Administrator. The administrator of the Fund is Franklin Templeton Services, LLC (“FT Services”), whose principal address is also One Franklin Parkway, San Mateo, CA 94403. Under an agreement with the Investment Manager, FT Services performs certain administrative functions, such as portfolio recordkeeping, for the Fund. FT Services is an indirect, wholly-owned subsidiary of Resources.

The Transfer Agent and Custodian. The transfer agent, registrar and dividend disbursement agent for the Fund is American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219. The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as the custodian of the Fund’s securities and other assets.

Reports to Shareholders and Financial Statements. The Fund’s last audited financial statements and annual report for the fiscal year ended August 31, 2023, are available free of charge. To obtain a copy, please visit the Fund’s website at www.franklintempleton.com, or call (800) DIAL BEN/342-5236 or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 997151, Sacramento, CA 95899-9983.

Principal Shareholders. As of January 12, 2024, the Fund had 25,131,894 shares outstanding. The Fund’s shares are listed on the NYSE (symbol: FT). From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund’s management and/or based on public filings, as of January 12, 2024, there were no entities holding beneficially or of record more than 5% of the Fund’s outstanding shares.

In addition, to the knowledge of the Fund’s management, as of January 12, 2024, no Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

Contacting the Board. If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board at the Fund’s offices, One Franklin Parkway, San Mateo, CA 94403. The correspondence will then be given to the Board for its review and consideration.

♦ AUDIT COMMITTEE

The Board has a standing Audit Committee currently consisting of Messrs. Checki (Chairman), Luttig, Thompson, Ms. Choksi and Ms. Holiday, all of whom are Independent Trustees and also are considered to be “independent” as that term is defined by the NYSE’s listing standards. The Fund’s Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (“auditors”), including evaluating their independence, recommending the selection of the Fund’s auditors to the full Board, and meeting with such auditors to consider and review matters relating to the Fund’s financial reports and internal auditing.

Selection of Auditors. The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Audit Fees. The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $79,340 for the fiscal year ended August 31, 2023, and $73,797 for the fiscal year ended August 31, 2022.

Audit-Related Fees. There were no fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under “Audit Fees” above for the fiscal years ended August 31, 2023 and August 31, 2022.

There were no fees paid to PwC for assurance and related services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund that are reasonably related to the performance of the audit of their financial statements for the fiscal years ended August 31, 2023 and August 31, 2022.

Tax Fees. There were no fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning for the fiscal years ended August 31, 2023 and August 31, 2022.

The aggregate fees paid to PwC for professional services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund for tax compliance, tax advice and tax planning were $70,000 for the fiscal year ended August 31, 2023, and $0 for the fiscal year ended August 31, 2022. The services for which these fees were paid included global access to tax platform International Tax View.

All Other Fees. The were no fees paid to PwC for products and services rendered by PwC to the Fund, not reported in previous paragraphs for the fiscal years ended August 31, 2023 and  August 31, 2022.

The aggregate fees paid to PwC for products and services rendered by PwC to the Investment Manager and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund other than services reported in previous paragraphs, were $13,000 for the fiscal year ended August 31, 2023 and $276,195 for the fiscal year ended August 31, 2022.

The Fund’s Audit Committee is directly responsible for approving the services to be provided by the auditors, including:

(i)         pre-approval of all audit and audit related services;

(ii)        pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)       pre-approval of all non-audit related services to be provided by the auditors to the Fund, to the Investment Manager or to any entity that controls, is controlled by or is under common control with the Investment Manager and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

(iv)       establishment by the Audit Committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the Audit Committee; provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service and such policies and procedures do not include delegation of Audit Committee responsibilities, as contemplated under the Securities Exchange Act of 1934, as amended, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

None of the services provided to the Fund described in the preceding paragraphs (other than under “Audit Fees” above) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate Non-Audit Fees. The aggregate non-audit fees of $83,000 for the fiscal year ended August 31, 2023, and $276,195 for the fiscal year ended August 31, 2022 were paid to PwC for services rendered by PwC to the Fund and the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund.

The Audit Committee has considered whether the provision of the non-audit services that were rendered to the Investment Manager and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC's independence.

Audit Committee Report. The Board has adopted and approved a revised formal written charter for the Audit Committee, which sets forth the Audit Committee’s responsibilities. A copy of the charter is attached hereto as “Appendix B.”

The Audit Committee reviewed and discussed the Fund’s audited financial statements with management, as well as with PwC, the Fund’s auditors. The Audit Committee discussed with PwC the matters required to be discussed by the statement on Auditing Standards No. 16, as amended, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with their review of the financial statements and the auditors’ report, the members of the Audit Committee discussed with PwC the independence of PwC, as well as the following: the auditors’ responsibilities in accordance with generally accepted auditing standards; the auditors’ responsibilities for information prepared for management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to the auditors’ retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and the auditors’ judgments about the quality of the Fund’s accounting principles.

Based on its review and discussions with management and the Fund’s auditors, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements.

Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2023, for filing with the SEC.

                                                        AUDIT COMMITTEE

                                                        Terrence J. Checki (Chairman)

                                                                       Mary C. Choksi

                                                                       Edith E. Holiday

                                                                            J. Michael Luttig

                                                                            Larry D. Thompson

♦ ADDITIONAL INFORMATION ABOUT THE BOARD

Board Role in Risk Oversight. The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management, in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues (e.g., COVID-19 related issues), either upon the Board’s request or upon the Investment Manager’s initiative. In addition, the Audit Committee of the Board meets regularly with the Investment Manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the Investment Manager’s investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives.

With respect to valuation, the Fund’s administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations, such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s independent auditors in connection with the Audit Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment Manager’s compliance group and meets regularly with the Fund's Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The Board adopts compliance policies and procedures for the Fund and approves such procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Investment Manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. Such presentation covers such areas as investment risk, reputational risk, personnel risk and business continuity risk.

Board Structure. Seventy-five percent or more of Board members are Independent Trustees who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the Board is also served by a Lead Independent Trustee. The Lead Independent Trustee, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with Fund management with respect to questions and issues raised by the Independent Trustees. The Lead Independent Trustee also presides at separate meetings of Independent Trustees held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.

♦ FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies.  Your vote is being solicited by the Board. The cost of soliciting these proxies, including the fees of any proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute their proxies. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but may also be conducted via telephone, telecopy, electronic or oral solicitations. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $10,000, plus expenses. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Investment Manager, involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

Voting by Broker-Dealers. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that the broker-dealers are only permitted to vote on the Proposal on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.   Because there are no proposals expected to come before the Meeting for which brokers or nominees do not have discretionary voting power, the Fund does not anticipate receiving any “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter).

Quorum. Forty percent of the shares entitled to vote present in person or represented by proxy constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (if any), and the shares whose proxies reflect an abstention on any item (if any), are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, because the Proposal is the only matter currently expected to be presented at the Meeting, the Fund does not anticipate that there will be any broker non-votes or abstentions.

Required Vote. Provided that a quorum is present, the election of Trustees requires a majority of shares voted. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

Abstentions, withholds and broker non-votes, if any, will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions, withholds and broker non-votes, therefore, will not be counted for purposes of obtaining approval of the Proposal. As discussed above, the Fund does not anticipate there will be any broker non-votes or abstentions.

Adjournment. Whether or not a quorum is present at the Meeting, the Meeting may be adjourned from time to time for any reason whatsoever by vote of a majority vote of the shares represented at the Meeting, either in person or by proxy.  If the Meeting is adjourned, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than 120 days from the date set for the original Meeting, in which case the Board shall set a new date. At any adjourned Meeting, the Fund may transact any business which might have been transacted at the original Meeting.  The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received.

With respect to adjournments, the Fund or its officers, as applicable, will adhere to the guidelines provided in the Statement on Adjournment of Investment Company Shareholder Meetings and Withdrawal of Proposed Rule 20a-4 and Amendment to Rule 20a-1, Investment Company Act Release No. 7659 (Feb. 6, 1973) , and weigh carefully the decision whether to adjourn a shareholder meeting for the purpose of soliciting shareholders to obtain additional proxies. In any such case, the persons named as proxies and/or the officers of the Fund will consider whether an adjournment and additional solicitation is reasonable and in the interest of shareholders, or whether such procedures would constitute an abuse of office.

Shareholder Proposals.  The Fund anticipates mailing this proxy statement on or about February 6, 2024. The Fund anticipates that its next Annual Shareholders’ Meeting will be held on or about Thursday, March 6, 2025. Shareholder proposals to be presented at the next annual shareholders’ meeting must be received at the Fund’s offices, One Franklin Parkway, San Mateo, California 94403, Attention: Secretary, no later than October 9, 2024, in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting and presented at that meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2025 Annual Shareholders’ Meeting without including the proposal in the Fund’s proxy statement must notify the Fund at the Fund’s offices of such proposal by December 23, 2024.  If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2025 Annual Shareholders’ Meeting may exercise discretionary voting power with respect to any such proposal.

No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the designated proxy holders will vote on such matters in accordance with the views of the Fund’s management.

                                                By order of the Board of Trustees,

                                                                  Marc De Oliveira

                                                Vice President & Assistant Secretary

Dated: February 6, 2024

APPENDIX A

FRANKLIN FUND BOARDS

 NOMINATING COMMITTEE CHARTER

I.         The Committee.

   The Nominating Committee (the “Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”).  The Committee consists of such number of members as set by the Board from time to time and its members shall be selected by the Board.  The Committee shall be comprised entirely of “independent members.”  For purposes of this Charter, independent members shall mean members who are not interested persons of the Fund (“Disinterested Board members”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

II.                   Board Nominations and Functions.

1.    The Committee shall make recommendations for nominations for Disinterested Board members on the Board to the incumbent Disinterested Board members and to the full Board.  The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the Fund’s investment manager and other principal service providers.  Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act.  The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment managers or service providers.

2.    The Committee also shall evaluate candidates’ qualifications and make recommendations for “interested” members on the Board to the full Board.

3.    The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

4.    The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Fund’s offices.  The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

III.                Committee Nominations and Functions.

The Committee shall make recommendations to the full Board for nomination for membership on all committees of the Board.

IV.             Other Powers and Responsibilities.

1.       The Committee shall meet at least once each year or more frequently in open or executive sessions.  The Committee may invite members of management, counsel, advisers and others to attend its meetings as it deems appropriate.  The Committee shall have separate sessions with management and others, as and when it deems appropriate.

2.       The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Fund.

3.       The Committee shall report its activities to the Board and make such recommendations as the Committee may deem necessary or appropriate.

4.       A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee.  The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.  The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by the Fund’s by-laws.  In the event of any inconsistency between this Charter and the Fund’s organizational documents, the provisions of the Fund’s organizational documents shall be given precedence.

5.       The Committee shall review this Charter at least annually and recommend any changes to the full Board.

ADDITIONAL STATEMENT FOR CLOSED-END FUNDS ONLY

The Committee shall comply with any rules of any stock exchange, if any, applicable to nominating committees of closed-end funds whose shares are registered thereon.

APPENDIX b

FRANKLIN TEMPLETON
AUDIT COMMITTEE CHARTER

1.    The Committee.

The Audit Committee (“Committee”) is a committee of, and established by, the Board of Directors/Trustees of the Fund (the “Board”).1 The Committee shall consist of such number of members as set by the Board from time to time, but in no event fewer than three (NYSE-listed Funds only), and its members shall be selected by the Board. The Committee shall be comprised entirely of members who satisfy the requirements for independence set out in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “1934 Act”) (“Disinterested Board members”).2 Each member of the Committee must be financially literate, as such qualification is interpreted by the Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Committee. At least one member of the Committee must be an “audit committee financial expert,” as determined by the Board and as defined in Item 3(b) of U.S. Securities and Exchange Commission (“SEC”) Form N-CSR. The Committee will make recommendations to the Board for its approval with respect to such audit committee financial expert determinations at least annually.

If a Committee member of an NYSE-listed Fund simultaneously serves on the audit committee of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Fund’s Committee. When a member serves on multiple boards in the same fund complex, such service will be counted as one board for these purposes (NYSE-listed Funds only).

II       Purposes of the Committee.

The function of the Committee is to assist Board oversight of the Fund’s financial statements and accounting and auditing processes, which shall include being directly responsible for the appointment, compensation, retention and oversight of the work of the Fund’s independent registered public accounting firm (“auditors”) engaged (including resolution of disagreements between management and the auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund. It is management’s responsibility to prepare the Fund’s financial statements in accordance with generally accepted accounting principles (“GAAP”) and to maintain appropriate systems for accounting and internal controls. It is the auditors’ responsibility to express an opinion on the Fund’s financial statements, to plan and carry out an audit in accordance with the standards of the SEC and the Public Company Accounting Oversight Board (“PCAOB”) and to report directly to the Committee. It is not the duty of the Committee to plan or conduct audits or to determine that the Fund’s financial statements are complete and in accordance with GAAP.

1           This document serves as the Charter for the Committee of certain U.S. registered investment companies within Franklin Templeton, and each series thereof as applicable (a “Fund”), including the Franklin, Templeton and New Jersey/Alternative Strategies Funds, as well as Franklin Templeton ETF Trust, Franklin ETF Trust, Franklin Templeton Trust, Legg Mason ETF Investment Trust, and ActiveShares® ETF Trust. Exchange-listed Funds and their principal exchanges are included on Appendix A.

2           Each member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board, or any other Board committee: (A) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund or any subsidiary thereof, provided that, unless the rules of the applicable national securities exchange or national securities association provide otherwise, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Fund (provided that such compensation is not contingent in any way on continued service); or (B) be an “interested person” of the Fund as defined in section 2(a)(19) of the Investment Company Act of 1940.

Consistent with such allocation of functions, the purposes of the Committee are:

a)                   To oversee the Fund’s accounting and financial reporting policies and practices and its internal controls, and to obtain, where it deems appropriate, reports on internal controls of service providers to the Fund;

b)                  To oversee or, as appropriate, assist Board oversight of the quality, objectivity and integrity of the Fund’s financial statements and the independent audit thereof;

c)                   To oversee or, as appropriate, assist Board oversight of the Fund’s compliance with legal and regulatory requirements (primarily as they relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits);

d)                  To approve prior to appointment the engagement of the Fund’s auditors and, in connection therewith, to review and evaluate the auditors’ qualifications, independence and performance, taking into account the opinions of management;

e)                   To act as a liaison between the Fund’s auditors and the Board;

f)                   to prepare, or authorize the preparation of, the disclosure required by Item 407(d)(3)(i) of Regulation S-K (the “Audit Committee Report”) for inclusion in the Fund’s annual proxy statement (NYSE- and NYSE American-listed Funds only); and

g)                  To consider such other matters as it deems appropriate in carrying out its purpose and any other matters that may be assigned to it by the Board.

In addition, the Committee shall serve as the Fund’s Qualified Legal Compliance Committee (“QLCC”) pursuant to Section 205 of the SEC’s Standards of Professional Conduct for Attorneys Appearing and Practicing before the Commission in the Representation of an Issuer (the “Standards”). In this capacity, the Committee is required to adopt and maintain written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation. “Evidence of a material violation” means credible evidence, based upon which it would be unreasonable, under the circumstances, for a prudent and competent attorney not to conclude that it is reasonably likely that a material violation of an applicable U.S. federal or state securities law, a material breach of fiduciary (or similar) duty to the Fund arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law has occurred, is ongoing, or is about to occur.

III     Powers and Duties.

The Committee shall have the following powers and duties to carry out its purposes:

(a)  To select the auditors, subject to approval both by the Board and by a separate vote of the Disinterested Board members, and, in connection therewith, to evaluate the independence and qualifications of the auditors in accordance with applicable federal securities laws and regulations and the rules and standards of the PCAOB.

(b)  To be directly responsible for approving the services to be provided by, and the compensation of, the auditors, including:

                       i.      pre-approval of all audit and audit related services;

                     ii.      pre-approval of all non-audit related services to be provided to the Fund by the auditors;

                   iii.      pre-approval of all non-audit related services to be provided by the auditors to the Fund’s investment adviser or to any entity that controls, is controlled by or is under common control with the Fund’s investment adviser and that provides ongoing services to the Fund where the non-audit services relate directly to the operations or financial reporting of the Fund; and

                      iv.   if deemed necessary or appropriate, as an alternative to Committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above:

A.    establishment by the Committee of policies and procedures to pre-approve such services, provided the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the 1934 Act), to management; or

B.     delegation by the Committee to one or more designated members of the Committee who are Disinterested Board members of authority to pre-approve such services, provided the Committee is informed of the decisions of any member pursuant to such delegated authority no later than its next scheduled meeting;

subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

c)   To meet with the auditors, including private meetings, as necessary to (i) review the arrangements for and scope of the annual audit and any special audits; (ii) discuss any matters or concerns relating to the Fund’s financial statements, including any recorded and/or unrecorded adjustments to such statements recommended by the auditors, or other results of audits; (iii) consider the auditors’ comments with respect to the Fund’s financial, accounting and reporting policies, procedures and internal controls and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render.

d)       To meet to review and discuss the Fund’s annual audited financial statements with management and the auditors, including reviewing the Fund’s disclosures under “Management’s Discussion of Fund Performance” (“MDFP”) in its annual shareholder report (All Funds). To meet to review and discuss the Fund’s semi-annual financial statements with management, including reviewing the Fund’s MDFP disclosures in its semi-annual shareholder report, as applicable (NYSE-listed Funds and New Jersey/Alternative Strategies Funds only). Such meetings may be telephonic.

e).       To consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors.

f)       To receive and consider reports from the auditors:

              i.      As required by generally accepted accounting standards, including Auditing Standard (“AS”) No. 1301 (Communications with Audit Committees);

               ii.   annually and by update as required by SEC Regulation S-X, regarding:

A.    all critical accounting policies and practices of the Fund to be used;

B.     all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management of the Fund, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditors;

C.     other material written communications between the auditors and management of the Fund, such as any management letter or schedule of unadjusted differences; and

D.    all non-audit services provided to any entity in an investment company complex, as defined in SEC Regulation S-X, that were not pre-approved by the Committee pursuant to SEC Regulation S-X;

iii.  at least annually regarding the auditors’ internal quality-control procedures; and

iv.  at least annually regarding any material issues raised by the most recent internal quality-control review, or peer review, of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues.

g)      To review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Fund’s selection or application of accounting principles, and major issues as to the adequacy of the Fund’s internal controls and any special audit steps adopted in light of material control deficiencies; and (ii) analyses prepared by management and/or the auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

h)      In considering the independence of the auditors:

                             i. at least annually to receive from the auditors a formal written statement, and other reports as necessary, describing all relationships between the auditors and the Fund, the Fund’s investment adviser and service providers, and other entities advised or serviced by, including any entities controlling, controlled by or under common control with, the investment adviser or any other service providers to the Fund that, in the auditors’ judgment, could be thought to bear upon the auditors’ independence;

                           ii. to receive and consider, if applicable, periodic reports from the auditors regarding whether the provision of non-audit services (including tax services) is compatible with maintaining the auditors’ independence;

                         iii. to request from the auditors a written affirmation that they are independent auditors under the federal securities laws and standards adopted by the PCAOB; and

                         iv. to discuss with the auditors any disclosed relationships or services that may impact the objectivity, impartial judgment, and independence of the auditors and for taking, or recommending that the Board take, appropriate action to oversee the independence of the auditors.

i)                To require that the auditors regularly provide timely information to the Committee with respect to new rules and pronouncements by applicable regulatory and accounting standards agencies, along with an explanation of how such developments may affect the Fund’s financial statements and accounting principles and practices.

j)          To review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Fund.

k)               To consider any reports of audit problems or difficulties that may have arisen during the course of the audit, including any limitations of the scope of the audit, and management’s response thereto.

l)       To review communications from the Fund’s Chief Executive Officer – Finance and Administration, and Chief Financial Officer and Chief Accounting Officer concerning (i) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the Fund’s ability to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Fund’s internal controls over financial reporting, and to review requested communications from management for any other purposes the Committee deems appropriate.

m)   In connection with the preparation of the Audit Committee Report (NYSE and NYSE American-listed Funds only):

                    i.         to review and discuss the audited financial statements of the Fund with management;

                     ii.      to discuss with the auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC;

                   iii.      to receive the written disclosures and the letter(s) from the auditors required by applicable requirements of the PCAOB regarding the auditor’s communications with the Committee concerning independence (referred to in paragraph (h) above), and discuss with the auditors the auditor’s independence; and

                   iv.      based on the review and discussions referred to in paragraphs (i) through (iii) above, to recommend to the Board that the audited financial statements be included in the Fund’s annual report on Form N-CSR for the last fiscal year for filing with the SEC.

n)      To review and discuss, as appropriate, the Fund’s earnings press releases (including the type and presentation of information to be included therein, paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as any financial information and earnings guidance provided to analysts and rating agencies. (NYSE-listed Funds only)

o)      To review and discuss the Fund’s processes with respect to risk assessment and risk management.

p)      To set clear policies relating to the hiring by entities within Franklin Templeton of employees or former employees of the auditors.

q)      To evaluate, as either part of the full Board or as a Committee, its performance at least annually.

r)       To review potential conflict of interest situations where appropriate in connection with the Fund’s ongoing review of all related party transactions.

s)        To inform the chief legal officer (“CLO”) and chief executive officer (“CEO”) of the Fund (or the equivalents thereof) of any report of evidence of a material violation by the Fund, its officers, directors/trustees, employees (if any), or agents (collectively, “affiliates”). In connection therewith, the Committee shall:

                          i.   determine whether an investigation is necessary regarding any report of evidence of a material violation by the Fund or its affiliates;

                        ii.   if the Committee determines such an investigation is necessary or appropriate, (A) notify the Board; (B) initiate an investigation, which may be conducted by either the CLO or by outside attorneys; and (C) retain such additional expert personnel as the Committee deems necessary to assist in the investigation;

                iii.         at the conclusion of any such investigation, (A) recommend by a majority vote, that the Fund implement an appropriate response (as defined in Section 205.2(b) of the Standards) to evidence of a material violation, and (B) inform the CLO and the CEO and the Board of the results of such investigation and the appropriate remedial measures to be adopted;

                iv.         acting by majority vote, take all other appropriate action, including the authority to notify the SEC in the event the Fund fails in any material respect to implement an appropriate response that the Committee has recommended the Fund to take; and

                  v.         otherwise respond to evidence of a material violation.

IV. Other Functions and Procedures of the Committee.

a)               The Committee shall meet at least twice each year or more frequently, in open or executive sessions, as may be necessary to fulfill its responsibilities. The Committee shall meet as frequently as circumstances require with (i) the auditors as provided in III(c), above; and (ii) management’s internal audit department to review and discuss internal audit functions and reports. The Committee may invite members of management, the auditors, counsel, advisers and others to attend its meetings as it deems appropriate. The Committee shall meet separately, periodically, with management and with the auditors.

b)               The Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Fund or the Fund’s adviser regarding accounting, internal accounting controls, or accounting matters relating to the Fund; and (ii) the confidential, anonymous submission by employees of the Fund or Franklin Resources, Inc. and its subsidiaries of concerns regarding questionable accounting or auditing matters.

c)               The Committee shall have the authority to engage special or independent counsel, experts and other advisers as and when it determines necessary to carry out its duties.

d)               The Fund must provide for appropriate funding, as determined by the Committee in its capacity as a Committee of the Board, for payment of (i) compensation to any auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (ii) compensation to any advisers employed by the Committee (under paragraph (c) above); and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

e)               The Committee shall have unrestricted access to the Fund’s management and management of the Fund’s adviser, including, but not limited to, their chief executive officer(s), chief financial officer(s), internal auditors and any other executives and financial officers.

f)                The Committee shall report its activities to the Board, including any issues that arise with respect to the quality or integrity of the Fund’s financial statements, the Fund’s compliance with legal or regulatory requirements, or the qualifications, performance and independence of the

Fund’s auditors, and make such recommendations as the Committee may deem necessary or appropriate.

g)               The Committee shall review and assess the adequacy of this Charter annually, or more frequently if it chooses, and recommend any changes to the Board. The Board shall adopt and approve this Charter and may amend it on its own motion.

h)               The Committee shall meet jointly with the Audit Committees of the other Funds within the Franklin Templeton Fund complex as may be appropriate, including to attend presentations and review proposals and other matters of common concern to all such Audit Committees.

i)                Pursuant to delegated authority from the Board, and at the request of the applicable investment manager of the Fund (the “Investment Manager”), the Committee, or an appointed delegate of the Committee as applicable, shall provide proxy voting instructions as a representative of the Fund to the Investment Manager in certain situations where the Investment Manager has identified a material conflict of interest between the Investment Manager or one of its affiliates and an issuer (i.e., the Committee or its appointed delegate will approve or disapprove the Investment Manager’s voting recommendation).

j)                To the extent applicable to the Fund, the Committee shall comply with such other rules of the applicable national securities exchanges and the SEC applicable to exchange-listed funds, as such may be adopted and amended from time to time. (Exchange-listed Funds only)

Amended as of October 3, 2022

EXCHANGE-LISTED FUNDS

Funds listed on New York Stock Exchange LLC (“NYSE-listed Funds”)

Franklin Universal Trust

Templeton Dragon Fund, Inc.

Templeton Emerging Markets Fund

Templeton Emerging Markets Income Fund

Templeton Global Income Fund

Fund listed on NYSE American LLC (“NYSE American-listed Fund”)

Franklin Limited Duration Income Trust

Funds listed on NYSE Arca, Inc.

Franklin ETF Trust

Franklin Short Duration U.S. Government ETF

Franklin Templeton ETF Trust

Franklin FTSE Asia ex Japan ETF

Franklin FTSE Australia ETF

Franklin FTSE Brazil ETF

Franklin FTSE Canada ETF

Franklin FTSE China ETF

Franklin FTSE Europe ETF

Franklin FTSE Europe Hedged ETF

Franklin FTSE France ETF

Franklin FTSE Germany ETF

Franklin FTSE Hong Kong ETF

Franklin FTSE India ETF

Franklin FTSE Italy ETF

Franklin FTSE Japan ETF

Franklin FTSE Japan Hedged ETF

Franklin FTSE Latin America ETF

Franklin FTSE Mexico ETF

Franklin FTSE Russia ETF

Franklin FTSE Saudi Arabia ETF

Franklin FTSE South Africa ETF

Franklin FTSE South Korea ETF

Franklin FTSE Switzerland ETF

Franklin FTSE Taiwan ETF

Franklin FTSE United Kingdom ETF

Franklin Dynamic Municipal Bond ETF

Franklin Emerging Market Core Dividend Tilt Index ETF

Franklin International Core Dividend Tilt Index ETF

Franklin Investment Grade Corporate ETF

31

Franklin Municipal Green Bond ETF

Franklin Systematic Style Premia ETF

Franklin Ultra Short Bond ETF

Franklin U.S. Core Bond ETF

Franklin U.S. Low Volatility ETF

Franklin U.S. Treasury Bond ETF

Franklin U.S. Core Dividend Tilt Index ETF

Franklin U.S. Equity Index ETF

Funds listed on Cboe BZX Exchange, Inc.

Franklin Templeton ETF Trust

Franklin Disruptive Commerce ETF

Franklin Exponential Data ETF

Franklin Genomic Advancements ETF

Franklin High Yield Corporate ETF

Franklin Intelligent Machines ETF

Franklin International Aggregate Bond ETF

Franklin Senior Loan ETF

Franklin U.S. Large Cap Multifactor Index ETF

Franklin U.S. Mid Cap Multifactor Index ETF

Franklin U.S. Small Cap Multifactor Index ETF

Legg Mason ETF Investment Trust

Franklin International Low Volatility High Dividend Index ETF

ActiveShares® ETF Trust

ClearBridge Focus Value ESG ETF

Funds listed on The Nasdaq Stock Market LLC

Franklin Templeton ETF Trust

BrandywineGLOBAL – Dynamic US Large Cap Value ETF3

Martin Currie Sustainable International Equity ETF3

Legg Mason ETF Investment Trust

ClearBridge All Cap Growth ESG ETF

ClearBridge Dividend Strategy ESG ETF

ClearBridge Large Cap Growth ESG ETF

Franklin U.S. Low Volatility High Dividend Index ETF

Royce Quant Small-Cap Quality Value ETF

Western Asset Short Duration Income ETF

Western Asset Total Return ETF

32

FUT 2024 Proxy Statement

3           Effective as of October 28, 2022.

FRANKLIN TEMPLETON

PROXY CARD

MEETING AGENDA on reverse side

VOTER PROFILE:
Voter ID: XXXXXXXX
Shares to Vote: **confidential**
**please call the phone number to the right for more information

Security ID: XXXXXXXXX
Household ID: 000000000

VOTE REGISTERED TO:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

VOTER CONTROL NUMBER: XXXX XXXX XXXX

Vote by Internet:

Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code.

https://vote.proxyonline.com

Vote by Phone:

Call (888) 227-9349 for automated touch-tone service or the number below to speak with a representative.

(877) 283-0320 Toll Free

Vote by Mail:

Complete the reverse side of this proxy card and return it in the envelope provided.

USPS Postage-Paid Envelope

FRANKLIN UNIVERSAL TRUST

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 7, 2024

The undersigned hereby revokes all previous proxies for his/her shares of Franklin Universal Trust (the "Fund") and appoints Alison E. Baur, Marc De Oliveira, Alexander Kymn and Navid J. Tofigh and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund's Annual Meeting of Shareholders (the "Meeting") to be held at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301, on Thursday, March 7, 2024, at 1:00 p.m., Eastern time, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice.

Do you have questions?

If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **(877) 283-0320**. Representatives are available to assist you Monday through Friday, from 9 a.m. to 10 p.m., Eastern time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 7, 2024.

The proxy statement for this Meeting is available on the Internet at:
https://vote.proxyonline.com/franklin/docs/fut2024.pdf

SHAREHOLDER PRIVACY: To ensure your privacy there is no personal information required to view or request proxy materials and/or vote. The control number listed above is a unique identifier created for this proxy and this proxy only. It is not linked to your account number nor can it be used in any other manner other than this proxy.